NOVEMBER 4, 2021
SUPPLEMENT TO THE:
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2021, AS SUPPLEMENTED MAY 27, 2021
STATEMENT OF ADDITIONAL INFORMATION
HARTFORD SCHRODERS DIVERSIFIED EMERGING MARKETS FUND
(THE HARTFORD MUTUAL FUNDS II, INC.)
DATED SEPTEMBER 30, 2021
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
In accordance with the retirement policy of the Board of Directors (the “Board”), Lynn S. Birdsong, Director and Chair of the Board, will retire as a member of the Board effective December 31, 2021. Anticipating Mr. Birdsong’s retirement, the Board has elected Christine R. Detrick to serve as Chair of the Board and Chair of the Board’s Contracts Committee effective November 4, 2021. Ms. Detrick has served as a member of the Boards of Directors/Trustees of the Hartford Funds Family of Funds since November 4, 2015, and she has served as Chair of the Investment Committee since August 7, 2019.
Effective November 4, 2021, any reference to Mr. Birdsong as Chair of the Board is deleted and replaced with a reference to Ms. Detrick. In addition, as of the same date, Ms. Detrick will no longer serve as a member of the Board’s Investment Committee.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.